DFA INVESTMENT DIMENSIONS GROUP INC.

                           SUPPLEMENT TO PROSPECTUS
                             DATED MARCH 30, 1999

                       Emerging Markets Value Portfolio

The annual fund operating expenses for Emerging Markets Value Portfolio are as follows:


            			                     			Total
		 						                             Annual
        	Management   		Other			     Operating
           	Fee			   	Expenses       Expenses
          	0.50% 			   	1.46%			     1.96%


               DFA Intermediate Government Fixed Income Portfolio


Effective June 1, 1999, the annual investment advisory fee payable by the DFA Intermediate Government Fixed Income Portfolio (the "Portfolio") to Dimensional Fund Advisors Inc. is reduced from 0.15% to 0.10% of the net assets of the Portfolio.

In conjunction with the reduction in the advisory fee payable by the Portfolio, the final line of the Example on page 19 of the Prospectus is deleted, and replaced with the following:

							                                     1 Year	3Year  5 Year 10 Years
DFA Intermediate Government Fixed Income     19      61    107 	     243


The date of this Supplement is May 28, 1999.